Exhibit 10.4
SIXTH AMENDMENT TO TERM LOAN AGREEMENT AND CONSENT
THIS SIXTH AMENDMENT TO TERM LOAN AGREEMENT AND CONSENT (this “Agreement”), dated as of December 12, 2024, is entered into among P3 HEALTH GROUP, LLC, a Delaware limited liability company (“Borrower”) (formerly known as FAC MERGER SUB LLC, successor by merger to P3 HEALTH GROUP HOLDINGS, LLC), the Subsidiary Guarantors party hereto, the Lenders party hereto and CRG SERVICING LLC, as administrative agent and collateral agent (the “Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Amended Term Loan Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent have entered into that certain Term Loan Agreement, dated as of November 19, 2020 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Existing Term Loan Agreement” and the Existing Term Loan Agreement, as so amended by this Agreement, the “Amended Term Loan Agreement”);

WHEREAS, the Obligors have requested that the Lenders and the Agent amend the Existing Term Loan Agreement to provide for certain modifications of the terms thereof, including to permit the transactions contemplated by the VBC 3 Note Documents;

WHEREAS, the Obligors have requested that the Lenders and the Agent consent to the Borrower’s repayment of the VBC Subordinated Debt (as defined in the Existing Term Loan Agreement); provided, that, such repayment is made using the proceeds of the VBC Note (as defined in the Amended Term Loan Agreement) (the “Requested Repayment Consent”); and

WHEREAS, the Lenders and the Agent are willing to amend the Existing Term Loan Agreement and consent to the Requested Repayment Consent subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Existing Term Loan Agreement.

(a)    Section 1.01 of the Existing Term Loan Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Sixth Amendment Effective Date” means December 12, 2024.

“VBC 3” means VBC Growth SPV 3, LLC, a Delaware limited liability company.

“VBC 3 Note” means that certain Unsecured Promissory Note, dated as of the Sixth Amendment Effective Date, by and between the Borrower and VBC 3, in the aggregate original principal amount of up to Twenty-Five Million Dollars ($25,000,000), as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of the VBC 3 Subordination Agreement.

“VBC 3 Note Documents” means the VBC 3 Note and all other agreements, instruments and documents executed and delivered in connection with the VBC 3 Note, in each case as amended or otherwise modified in accordance with the terms of the VBC 3 Subordination Agreement.

“VBC 3 Subordinated Debt” means the unsecured Indebtedness of Borrower incurred pursuant to the VBC 3 Note Documents.

“VBC 3 Subordination Agreement” means that certain subordination agreement, dated as of the Sixth Amendment Effective Date, among VBC 3, the Administrative Agent and Borrower.

(b)    The definition of “Change of Control” in Section 1.01 of the Existing Term Loan Agreement is hereby amended by replacing the text “(d) the occurrence of any “Change of Control” (or any equivalent term) under any documentation governing Material Indebtedness (other than the Intermountain Subordinated Debt, the VBC Subordinated Debt or the VBC 2 Subordinated Debt), (e) the occurrence of any “Change of Control Transaction” under any Intermountain Note Document or (f) the occurrence of any “Change of Control” under any VBC Note Document or any VBC 2 Note Document.” with the text “(d) the occurrence of any “Change of Control” (or any equivalent term) under any documentation governing Material Indebtedness (other than the Intermountain Subordinated Debt, the VBC Subordinated Debt, the VBC 2 Subordinated Debt or the VBC 3 Subordinated Debt), (e) the occurrence of any “Change of Control Transaction” under any Intermountain Note Document or (f) the occurrence of any “Change of Control” under any VBC Note Document, any VBC 2 Subordinated Debt or any VBC 3 Note Document.”.

(c)    The definition of “Loan Documents” in Section 1.01 of the Existing Term Loan Agreement is hereby amended by adding the text “the VBC 3 Subordination Agreement,” immediately before the text “the VBC 2 Subordination Agreement”.

(d)    The definition of “Material Indebtedness” in Section 1.01 of the Existing Term Loan Agreement is hereby amended by replacing the text “and (d) the VBC 2

Subordinated Debt.” with the text “(d) the VBC 2 Subordinated Debt and (e) the VBC 3 Subordinated Debt.”.

(e)    The definition of “VBC Note” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated to read, in its entirety, as follows:

“VBC Note” means, (a) prior to the Sixth Amendment Effective Date, that certain Unsecured Promissory Note, dated as of the Third Amendment Effective Date, by and between the Borrower and VBC, in the original principal amount of Forty Million Dollars ($40,000,000), and (b) on or after the Sixth Amendment Effective Date, that certain Unsecured Promissory Note, dated as of the Sixth Amendment Effective Date, by and between the Borrower and VBC, in the original principal amount of Thirty-Eight Million Fifty-Seven Thousand One Hundred Thirty-Two Dollars and Eighty-Nine Cents ($38,057,132.89), in each case as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of the VBC Subordination Agreement.

(f)    The definition of “VBC Subordination Agreement” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated to read, in its entirety, as follows:

“VBC Subordination Agreement” means, (a) prior to the Sixth Amendment Effective Date, that certain subordination agreement, dated as of the Third Amendment Effective Date, among VBC, the Administrative Agent and Borrower and (b) on or after the Sixth Amendment Effective Date, that certain subordination agreement, dated as of the Sixth Amendment Effective Date, among VBC, the administrative agent and Borrower.

(g)    Section 8.01(j) of the Existing Term Loan Agreement is hereby amended by adding the text “, the holders of the VBC 3 Subordinated Debt” immediately after the text “the Intermountain Subordinated Debt”.

(h)    Section 9.01 of the Existing Term Loan Agreement is hereby amended by (i) replacing the text “; and” at the end of clause (u) thereof with the text “;”, (ii) replacing the text “.” at the end of clause (v) thereof with the text “; and” and (iii) adding the following as a new clause (w) thereof to read as follows:

(w)    VBC 3 Subordinated Debt; provided, that, (i) the VBC 3 Subordinated Debt is at all times subject to the terms and conditions of the VBC 3 Subordination Agreement, (ii) the VBC 3 Subordinated Debt is unsecured, (iii) no Subsidiary shall Guarantee the VBC 3 Subordinated Debt and (iv) the aggregate principal amount of the VBC 3 Subordinated Debt shall not exceed at any one time outstanding the sum of (A) Twenty-Five Million Dollars ($25,000,000) plus (B) capitalized interest on the VBC 3 Subordinated Debt that is added to the principal balance thereof in accordance with the terms of the VBC 3 Note (in lieu of being paid in cash).

(g)    Section 9.07 of the Existing Term Loan Agreement is hereby amended and restated to read, in its entirety, as follows:

9.07    Payments of Indebtedness. Such Obligor shall not, and shall not permit any of its Subsidiaries to, make (a) any voluntary or optional payments in respect of any Indebtedness (other than Intermountain Subordinated Debt, VBC Subordinated Debt, VBC 2 Subordinated Debt and VBC 3 Subordinated Debt) that is subordinated to the Obligations other than payments thereof that are permitted under the terms of the applicable subordination or intercreditor agreement to which the Administrative Agent is a party, (b) any payments in respect of Intermountain Subordinated Debt other than the payments of interest that are capitalized by adding such interest payment amounts to the principal balance of the Intermountain Subordinated Debt (in lieu of being paid in cash) in accordance with the terms of the Intermountain Note in effect as of the Closing Date, (c) any payments in respect of VBC Subordinated Debt other than the payments of interest that are capitalized by adding such interest payment amounts to the principal balance of the VBC Subordinated Debt (in lieu of being paid in cash) in accordance with the terms of the VBC Note in effect as of the Third Amendment Effective Date, (d) any payments in respect of VBC 2 Subordinated Debt other than the payments of interest that are capitalized by adding such interest payment amounts to the principal balance of the VBC 2 Subordinated Debt (in lieu of being paid in cash) in accordance with the terms of the VBC 2 Note in effect as of the Fourth Amendment Effective Date and (e) any payments in respect of VBC 3 Subordinated Debt other than the payments of interest that are capitalized by adding such interest payment amounts to the principal balance of the VBC 3 Subordinated Debt (in lieu of being paid in cash) in accordance with the terms of the VBC 3 Note in effect as of the Sixth Amendment Effective Date.

(h)    Section 9.12 of the Existing Term Loan Agreement is hereby amended by replacing the text “or (e) enter into any amendment or modification of the Florida Business Acquisition Agreement in a manner adverse to the Secured Parties” with the text “, (e) enter into any amendment or modification of any VBC 3 Note Document in a manner adverse to the Secured Parties or in violation of the VBC 3 Subordination Agreement or (f) enter into any amendment or modification of the Florida Business Acquisition Agreement in a manner adverse to the Secured Parties.”.

(i)    Section 11.01(g) of the Existing Term Loan Agreement is hereby amended by replacing the text “(ii) any “Event of Default” occurs under any Intermountain Note Document, any “Event of Default” occurs under any VBC Note Document, or any “Event of Default” occurs under any VBC 2 Note Document,” with the text “(ii) any “Event of Default” occurs under any Intermountain Note Document, any “Event of Default” occurs under any VBC Note Document, or any “Event of Default” occurs under any VBC 2 Note Document, or any “Event of Default” occurs under any VBC 3 Note Document”.

(j)    Section 12.01(b) of the Existing Term Loan Agreement is hereby amended by replacing the text “(xi) enter into non-disturbance agreements and similar agreements and (xii)” with the text “(xi) enter into the VBC 3 Subordination Agreement, (xii) enter into non-disturbance agreements and similar agreements and (xiii)”.

2.Consent. The Lenders (by act of the Majority Lenders), as of the date hereof, hereby consent to the Requested Repayment Consent, notwithstanding the requirements of Section 9.07 of the Existing Term Loan Agreement and Section 3 of the VBC Subordination Agreement (as defined in the Existing Term Loan Agreement). This is a limited, one-time waiver and, except as expressly set forth herein, shall not be deemed to (a) constitute a waiver of any other Default, Event of Default or any other breach of the Amended Term Loan Agreement or any of the other Loan Documents, whether now existing or hereafter arising, (b) constitute a waiver of any right or remedy of the Lenders under the Loan Documents which does not arise solely as a result of the Requested Repayment Consent (all such rights and remedies being expressly reserved by the Lenders), or (c) establish a custom or course of dealing or conduct between the Lenders and the Agent, on the one hand, and the Obligors, on the other hand. The foregoing consent and waiver shall not otherwise modify or affect the Obligors’ obligations to comply fully with any other duty, term, condition or covenant contained in the Amended Term Loan Agreement or any other Loan Document in the future and is limited to the matters set forth above in this Section 2.

3.Conditions Precedent. The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

(a)    receipt by the Agent of counterparts of (i) this Agreement duly executed by the Obligors, the Majority Lenders and the Agent, (ii) the VBC Subordination Agreement (as defined in the Amended Term Loan Agreement) duly executed by VBC, the Borrower and the Agent, (iii) the VBC Note (as defined in the Amended Term Loan Agreement), (iv) the VBC 3 Subordination Agreement duly executed by VBC 3, the Borrower and the Agent and (v) each VBC 3 Note Document duly executed by the parties thereto; and

(b)    the representation and warranty in Section 7(c) of this Agreement shall be true and correct on the date hereof.

4.Expenses. The Obligors agree to reimburse the Agent for all reasonable fees, charges and disbursements of the Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees, charges and disbursements of Moore & Van Allen PLLC.

5.Reaffirmation. Each of the Obligors acknowledges and reaffirms (a) that it is bound by all of the terms of the Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans. Furthermore, the Obligors acknowledge and confirm (i) that the Lenders have performed fully all of their obligations under the Amended Term Loan Agreement and the other Loan Documents arising on or before the date hereof other than their respective obligations specifically set forth in this Agreement and (ii) that by entering into this Agreement, the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Amended Term Loan Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or any applicable law or any of the Obligations of the Obligors thereunder.

6.Release. As a material part of the consideration for the Agent and the Lenders entering into this Agreement, the Obligors agree as follows (this Section 6, the “Release Provision”):

(a)By their respective signatures below, the Obligors hereby agree that the Agent, the Lenders, each of their respective Affiliates and the foregoing Persons’ respective officers, managers, members, directors, advisors, sub-advisors, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Lender Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Loan Documents on or prior to the date hereof (collectively, the “Released Claims”). Notwithstanding the foregoing, Released Claims shall not include any claim found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the Lender Group’s gross negligence or willful misconduct.

(b)Each Obligor hereby acknowledges, represents and warrants to the Lender Group that:

(i)it has read and understands the effect of the Release Provision;

(ii)it has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision and, if counsel was retained, counsel for such Obligor has read and considered the Release Provision and advised such Obligor with respect to the same;

(iii)before execution of this Agreement, such Obligor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision;

(iv)no Obligor is acting in reliance on any representation, understanding, or agreement not expressly set forth herein;

(v)that the Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein;

(vi)it has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person; and

(vii)the Obligors are the sole owners of the claims released by the Release Provision, and no Obligor has heretofore conveyed or assigned any interest in any such claim to any other Person.

(c)Each Obligor understands that the Release Provision was a material consideration in the agreement of the Agent and the Lenders to enter into this Agreement.  The Release Provision shall be in addition to any rights, privileges and immunities granted to the Agent and the Lenders under the Loan Documents.

7.    Miscellaneous.

(a)    The Amended Term Loan Agreement and the Obligations of the Obligors thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended by this Agreement. This Agreement is a Loan Document.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its Obligations under the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its Obligations under the Amended Term Loan Agreement or the other Loan Documents.

(c)    The Obligors represent and warrant to the Agent and the Lenders that:

(i)    each Obligor has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance of this Agreement;

(ii)    this Agreement has been duly executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of each Obligor, enforceable against each such Obligor in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting enforceability of creditors’ rights generally and to general principles of equity;

(iii)    no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Obligor of this Agreement other than (A) those that have already been obtained and are in full force and effect and (B) those that may be required under any applicable notices under securities laws; and

(iv)    (A) the representations and warranties of each Obligor contained in Section 7 of the Amended Term Loan Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Change or Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Change or Material Adverse Effect) as of such earlier date and (B) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)    Each of the Obligors hereby affirms the Liens created and granted in the Loan Documents in favor of the Agent, for the benefit of the Secured Parties, and agrees that this Agreement does not adversely affect or impair such Liens and security interests in any manner.

(e)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)    THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:    P3 HEALTH GROUP, LLC
    By: /s/ Aric Coffman, M.D.
    Name: Aric Coffman, M.D.
    Title: Chief Executive Officer

SUBSIDIARY GUARANTORS:

P3 HEALTH PARTNERS, LLC By: /s/ Aric Coffman, M.D. Name: Aric Coffman, M.D. Title: Chief Executive Officer	P3 HEALTH GROUP MANAGEMENT, LLC By: /s/ Aric Coffman, M.D. Name: Aric Coffman, M.D. Title: Chief Executive Officer
P3 HEALTH GROUP CONSULTING, LLC By: /s/ Aric Coffman, M.D. Name: Aric Coffman, M.D. Title: Chief Executive Officer	P3 HEALTH PARTNERS-NEVADA, LLC By: /s/ Aric Coffman, M.D. Name: Aric Coffman, M.D. Title: Chief Executive Officer
P3 HEALTH PARTNERS-OREGON, LLC By: /s/ Aric Coffman, M.D. Name: Aric Coffman, M.D. Title: Chief Executive Officer	P3 HEALTH PARTNERS-FLORIDA, LLC By: /s/ Aric Coffman, M.D. Name: Aric Coffman, M.D. Title: Chief Executive Officer
P3 HEALTH PARTNERS ACO, LLC By: /s/ Aric Coffman, M.D. Name: Aric Coffman, M.D. Title: Chief Executive Officer	P3 HEALTH PARTNERS-CALIFORNIA, LLC By: /s/ Aric Coffman, M.D. Name: Aric Coffman, M.D. Title: Chief Executive Officer

AGENT:     CRG SERVICING LLC

By: /s/ Nathan Hukill
Name:    Nathan Hukill
Title:    Authorized Signatory

LENDERS:    CRG PARTNERS IV L.P.
    By: CRG PARTNERS IV GP L.P., its general partner
By: CRG PARTNERS IV GP LLC, its general partner

By: /s/ Nathan Hukill
Name:    Nathan Hukill
Title:    Authorized Signatory

CRG PARTNERS IV – PARALLEL FUND “C” (CAYMAN) L.P.
    By: CR GROUP L.P.., its investment advisor

By: /s/ Nathan Hukill
Name:    Nathan Hukill
Title:    Authorized Signatory

CRG PARTNERS IV – CAYMAN LEVERED L.P.
By: CRG PARTNERS IV (CAYMAN) GP L.P., its general partner
By: CRG PARTNERS IV GP LLC, its general partner

By: /s/ Nathan Hukill
Name:    Nathan Hukill
Title:    Authorized Signatory